                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report December 5, 2000
                                        ----------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   1-15827                 38-3519512
         --------                   -------                 ----------
(State or other jurisdiction    (Commission File           (IRS Employer
    of incorporation)                Number)             Identification No.)

 5500 Auto Club Drive, Dearborn, Michigan                        48126
------------------------------------------                     ---------
 (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

ITEM 5.   OTHER EVENTS.

         On December 5, 2000, we issued a press release concerning our fourth quarter 2000 earnings. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated December 5, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VISTEON CORPORATION




Date:  December 5, 2000             By:    /s/Stacy L. Fox
                                        ----------------------------------------
                                           Stacy L. Fox
                                           Senior Vice President,
                                           General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                      Description                        Page

Exhibit 99.1                  Press Release dated
                              December 5, 2000